AXS SPAC and New Issue ETF

A series of Investment Managers Series Trust II

Supplement dated August 5, 2022 to the

Prospectus and Statement of Additional Information, each dated , August 5, 2022.

Shares of the AXS SPAC and New Issue ETF are not currently offered or available for purchase on the secondary market.

Please retain this Supplement for future reference.